COLUMBIA THERMOSTAT FUND

                        Supplement dated December 7, 2004
                        to Prospectuses dated May 1, 2004

     Effective immediately, the first paragraph under the heading "Managing the Fund--Portfolio Managers" is deleted in its entirety and replaced by the following paragraph:

     "Columbia WAM uses a supervisory committee to review on an infrequent basis the structure and allocation ranges of Thermostat and to make any changes considered appropriate. The members of the committee are Ralph Wanger and Charles P. McQuaid."


143-36/817T-1204